THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT                            FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT


                                                               November 14, 2000

        THIS THIRD AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 24, 2000 Loan and Security Agreement ( the "LOAN AGREEMENT") between

                BankBoston Retail Finance Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

        and

                The Revolving Credit Lenders

        and

                The Term Lender

        On the one hand

        and

        The Gymboree Corporation, a Delaware corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010, as agent for the following and as agent for any other Person which becomes a Borrower as provided in Section 2:2-23 of the Loan
        Agreement:

        The Gymboree Corporation (a Delaware corporation); and Gymboree Manufacturing, Inc., Gymboree Operations, Inc., Gymboree Play Programs, Inc., Gymboree Retail Stores, Inc.,The Gymboree Stores, Inc., and Gym-Mark, Inc. (each a California corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California

                94010);

        on the other,

                                   WITNESSETH:

        SECTION 1. AMENDMENT OF LOAN AGREEMENT:

        Subject to the satisfaction of the Conditions to Effectiveness of Amendment set forth in Section 2, below, the Loan Agreement is amended as follows:

        ARTICLE 1 of the Loan Agreement is amended so that the following Definition, included therein, reads as follows:

        ""REVOLVING CREDIT LOAN CEILING":

From                              To              Ceiling ($Millions)
---------------            ----------------       -------------------
Closing                    October 8, 2000              75.0

October 9, 2000            October 15, 2000             87.5

October 16, 2000           October 22, 2000             86.5

October 23, 2000           October 29, 2000             84.5

October 30, 2000           November 5, 2000             81.5

November 6, 2000           November 12, 2000            77.5

November 13, 2000          November 24, 2000            84.0

November 25, 2000          Maturity Date                75.0


        EXHIBIT 2:2-24 of the Loan Agreement is amended to read as Schedule 2:2-24 annexed hereto.

        SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

               The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

               (a) The delivery to the Administrative Agent of Certificates executed respectively by the President and by the Chief Financial Officer of the Lead Borrower and stating that at the delivery of such Certificates, no Borrower is InDefault.

               (b) The delivery of an opinion of counsel to the Borrowers which confirms the due execution, binding effect, and enforceability of this Third Amendment and absence of conflict of this Third Amendment with any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound (which opinion may be subject to the same qualifications as had been included in such counsel's opinion rendered in connection with the execution of the Loan Agreement).

        SECTION 3. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

               (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Lead Borrower and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

               (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

        SECTION 4. MISCELLANEOUS:

               (a) Terms used in the Third Amendment which are defined in the Loan Agreement are used as so defined.

               (b) This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

               (c) This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

               (d) Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Third Amendment.

               (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Third Amendment.

               (f) This Third Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

        Except as amended hereby and by the First and Second Amendments, all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                       FLEET RETAIL FINANCE INC.


                                               By /s/ DANIEL J. WILLIAMS
                                                 -------------------------------
                                               Name   DANIEL J. WILLIAMS
                                                   -----------------------------
                                               Title  VICE PRESIDENT
                                                    ----------------------------

                                                   THE REVOLVING CREDIT LENDERS:
                                                       FLEET RETAIL FINANCE INC.


                                               By /s/ DANIEL J. WILLIAMS
                                                 -------------------------------
                                               Name   DANIEL J. WILLIAMS
                                                   -----------------------------
                                               Title  VICE PRESIDENT
                                                    ----------------------------


                                           THE CIT GROUP / BUSINESS CREDIT, INC.


                                               By /s/ MICHAEL GARDNER
                                                 -------------------------------
                                               Name   MICHAEL GARDNER
                                                   -----------------------------
                                               Title  VICE PRESIDENT
                                                    ----------------------------

                                                    FOOTHILL CAPITAL CORPORATION

                                               By  /s/ ROBERT J. CAMBORA
                                                 -------------------------------
                                               Name    ROBERT J. CAMBORA
                                                   -----------------------------
                                               Title SENIOR VICE PRESIDENT
                                                    ----------------------------

                                                                THE TERM LENDER:
                                                    BACK BAY CAPITAL FUNDING LLC

                                               By  /s/ KRISTAN M. O'CONNOR
                                                 -------------------------------
                                               Name    KRISTAN M. O'CONNOR
                                                   -----------------------------
                                               Title   VICE PRESIDENT
                                                    ----------------------------

                                                        THE GYMBOREE CORPORATION
                                                              (" LEAD BORROWER")

                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------


                                                                    "BORROWERS":
                                                    GYMBOREE MANUFACTURING, INC.


                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------


                                                       GYMBOREE OPERATIONS, INC.


                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------


                                                    GYMBOREE PLAY PROGRAMS, INC.

                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------



                                                    GYMBOREE RETAIL STORES, INC.


                                               By  /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------

                                                       THE GYMBOREE STORES, INC.

                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------


                                                                  GYM-MARK, INC.


                                               By /s/ LAWRENCE H. MEYER
                                                 -------------------------------
                                               Print Name: LAWRENCE H. MEYER
                                                         -----------------------
                                               Title: CHIEF FINANCIAL OFFICER
                                                    ----------------------------